Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 4 TO GUARANTEE AGREEMENT

AMENDMENT NO. 4 TO GUARANTEE AGREEMENT, dated as of July 30, 2021 (this “Amendment”), by and between FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, FS CREIT Finance WF-1 LLC, a Delaware limited liability company (“Seller”) and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of August 30, 2017 (as amended by (i) Amendment No. 1 to Master Repurchase and Securities Contract, dated as of April 26, 2018, by and among Seller, Guarantor and Buyer, (ii) Amendment No. 2 to Master Repurchase and Securities Contract, dated of July 24, 2018, between and among Seller, Buyer and Guarantor, (iii) Amendment No. 3 to Master Repurchase and Securities Contract, dated as of November 30, 2018, between and among Seller, Buyer and Guarantor, (iv) Amendment No. 4 to Master Repurchase and Securities Contract, dated as of August 1, 2019, between and among Seller, Buyer and Guarantor, (v) Amendment No. 5 to Master Repurchase and Securities Contract, dated as of August 29, 2019, between and among Seller, Buyer and Guarantor, (vi) Amendment No. 6 to Master Repurchase and Securities Contract, dated as of August 27, 2020, between and among Seller, Buyer and Guarantor, and (vii) Amendment No. 7 to Master Repurchase and Securities Contract, dated as of the date hereof (the “MRA Amendment”), between and among Seller, Buyer and Guarantor, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of August 30, 2017, as amended by Amendment No. 1 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of April 26, 2018, as further amended by Amendment No. 2 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of August 29, 2018, as further amended by Amendment No. 3 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of August 3, 2020 and effective as of March 31, 2020, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”);

WHEREAS, Guarantor and Buyer have agreed to amend certain provisions of the Guarantee Agreement in the manner set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby each agree as follows:

SECTION 1. Amendments to Guarantee Agreement.

(a) Section 1 of the Guarantee Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:

“Aggregate Recourse Amount”: The total sum, for all Purchased Assets (other than Legacy Purchased Assets), of the applicable Recourse Percentage for each such Purchased Asset, multiplied by the then currently unpaid aggregate Repurchase Price of each such Purchased Asset.

“Recourse Percentage”: With respect to each Purchased Asset (other than any Legacy Purchased Asset), twenty-five percent (25%); provided, that if the Confirmation for any Purchased Asset (other than any Legacy Purchased Asset) specifies a higher percentage as the “Recourse Percentage” for such Purchased Asset, the Recourse Percentage for such Purchased Asset shall be such higher percentage so specified in such Confirmation.

(b) Section 2(b) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Notwithstanding anything herein to the contrary, but subject to clause (c) below, the maximum liability of Guarantor hereunder and under the Repurchase Documents shall in no event exceed the sum of (I) twenty five percent (25%) of the then currently unpaid aggregate Repurchase Price of all Legacy Purchased Assets consisting of Core Purchased Assets, (II) one hundred percent (100%) of the then currently unpaid aggregate Repurchase Price of all Legacy Purchased Assets consisting of Flex Purchased Assets, and (III) the Aggregate Recourse Amount with respect to all Purchased Assets (other than Legacy Purchased Assets).”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date hereof, provided that (a) this Amendment has been executed and delivered by a duly authorized officer of Guarantor and Buyer and (b) the conditions precedent set forth in Section 3 of the MRA Amendment have been satisfied (the “Amendment Effective Date”).

SECTION 3. Representations, Warranties and Covenants. Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Guarantor hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgements of Guarantor. Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) reference to the “Guarantee Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Guarantee Agreement, as amended hereby, and (z) reference in the Guarantee Agreement to “this Guarantee Agreement”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Expenses. Guarantor agrees to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

FS Credit REIT – Amendment No. 4 to the Guarantee Agreement

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Michael P. Duncan
Name: Michael P. Duncan
Title: Director

FS Credit REIT – Amendment No. 4 to the Guarantee Agreement